SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only [as permitted by Rule
       14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                ADVANCED ID CORPORATION
          (name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)Title of each class of securities to which transaction applies:
2)Aggregate number of securities to which transaction applies:
3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)Proposed maximum aggregate value of transaction:
    5)  Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid
previously.   Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:





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              THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF
                      ADVANCED ID CORPORATION

Barry Bennett is hereby authorized to represent and to vote the shares of the undersigned in the Company at an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders to be held on May 12, 2005 and at any adjournment as if the undersigned were present and voting at the meeting.

NOTE:  Cumulative voting for directors is not allowed.

1.    Election of Directors
      FOR all nominees (except as written on the line below)  [   ]
          WITHHOLD AUTHORITY TO VOTE
          for all nominees listed below       [  ]

      NOMINEES:   Barry Bennett, Seymour Kazimirski, Che Ki Li, Hubert
Meier, Todd Noble

(INSTRUCTIONS: To withhold authority to vote for any individual nominees write the nominee's name on the line below.)

      -------------------------------------------------

2. Approval of Lopez, Blevins, Bork & Associates, LLP as Independent Certified Accountants for fiscal year ending December 31, 2005.
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

3.    Change Domicile to Nevada
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

4. Reverse Stock Split of not less than one-for-three shares and not more than one-for-eight shares.
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

5. In their discretion, on any other business that may properly come before the meeting.

The shares represented hereby will be voted. With respect to items 1 - 4 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals. This proxy may be exercised by a majority of those proxies or their substitutes who attend the meeting.

Please sign and date and return to Advanced ID Corporation

                                    Dated

                                    ----------------------
                                    Signature

                                    ----------------------
                                    Signature

Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.

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
                       PROXY STATEMENT FOR:

                    ADVANCED ID CORPORATION

              2005 ANNUAL MEETING OF STOCKHOLDERS
                When: May 12, 2005 at 2:00 p.m.
                Where: Advanced ID Corporation
                   #14, 6143 - 4th Street SE
                  Calgary, Alberta, Canada

1.  INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Information?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Advanced ID Corporation ("Advanced ID" or the "Company") is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to vote on at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares; you may simply complete, sign, and return the enclosed proxy card to the Company.

How Many Votes do I Have?

Each share of Advanced ID common stock that you own entitles you to one vote. The proxy card indicates the number of shares of Advanced ID common stock that you own. As of April 1, 2005, the record date for the Annual Meeting, there was 42,215,341 shares of Advanced ID common stock outstanding and entitled to vote, held by approximately 1,927 persons.

How Do I Vote the Proxy?

Whether you attend the Annual Meeting in person or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly. Returning the card will not affect your right to attend the Meeting and vote.

If you properly fill in your proxy and send it to us in time (indicated on the voting card) to vote, your "proxy" (Barry Bennett, President and CEO of Advanced ID Corporation) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:

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You may notify Advanced ID's Secretary in writing before the Annual
Meeting that you have revoked your proxy.
You may submit a later dated proxy before the Annual Meeting.
You may vote in person at the Annual Meeting.

How Do I Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 1, 2005, the record date for the Annual Meeting.

What happens if I sell my shares before the Annual Meeting?

If you held your shares on the record date for the Annual Meeting but have transferred those shares after the record date and before the Annual Meeting, you will retain your right to vote at the Annual
Meeting.

What Proposals Require a Vote?

Proposal 1: Re-Election of Directors   The five nominees have been
nominated for re-election as Directors. If you do not vote for a particular nominee, your vote will not count either "For" or "Against" the nominee.

Proposal 2: Re-Appointment of Auditors   To re-appoint Lopez, Blevins,
Bork & Associates, LLP for another year.

Proposal 3: Change Domicile to Nevada   To change Advanced ID
Corporation's domicile from South Dakota to Nevada.

Proposal 4: Reverse Stock Split   To request shareholder approval for a
reverse stock split to qualify for a listing on either the American Stock Exchange or NASDAQ market.

Is Voting Confidential?

We keep all the proxies, ballots, and voting tabulations private as a matter of practice. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy or elsewhere.

What Are the Costs of Soliciting these Proxies?

Advanced ID will pay the costs of soliciting these proxies. In addition to mailing proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other electronic

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means of communication.  We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy material to their principals and to obtain the authority to execute proxies.

Dissenter's Rights:

Under the South Dakota Business Corporation Act, you have no rights to dissent concerning the matters being voted for at the Annual Meeting.

Which Stockholders own at Least 5% of Advanced ID's Common Stock?

The following table shows, as of April 1, 2005, the record date for the Annual Meeting, all persons who we know were the "beneficial owners" of more than five percent of the total outstanding shares of Advanced ID common stock. As of the record date, there were 42,215,341 shares outstanding.

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Heritage Ventures Ltd.              15,858,540             37.6%
HEM Mutual Assurance LLC             3,075,341              7.3%

How Much Stock do Directors and Executive Officers own?

The following table shows, as of April 1, 2005, Advanced ID common stock owned beneficially by Advanced ID directors, and executive officers, percentage of class owned and the number of underlying aggregate shares granted to them in stock options.

(a)  Directors of Advanced ID

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Barry Bennett                          511,000             1.2%
Seymour Kazimirski                   1,015,669             2.4%
Che Ki Li                              110,000             0.3%
Hubert Meier                           800,000             1.9%
Todd Noble                             210,000             0.5%

(b)  Officers of Advanced ID

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Barry Bennett                         511,000              1.2%
Todd Noble                            210,000              0.5%


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(c)  Directors and Officers of Advanced ID as a Group

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Directors/Officers                   2,646,669              6.3%

 (1)"Beneficial Ownership" is a technical term broadly defined by the
SEC to mean more than ownership in the usual sense.   For example, you
"beneficially" own Advanced ID common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days
(2)Based upon 42,215,341 issued and outstanding as of April 1, 2005.

2.  INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Duties of the Board of Directors

The Board of Directors oversees the business and affairs of Advanced ID and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in the Company's day-to-day operations.

Who are the members of the Board of Directors?

The biographies of the individuals nominated for election to the Board at the Annual Meeting are contained in the section of this Proxy
Statement entitled "Proposal One - Re-Election of Directors."

Compensation of the Board of Directors

To date we have not compensated our Directors with payments of fees with the exception of awarding stock options and restricted stock for their services as a Director.

The Executive Officers

These are the biographies of Advanced ID's current executive officers. Mssrs. Bennett and Noble are also running for a Board of Director seat.

Barry Bennett, B.Sc., P.Ag. - Director, President & CEO. Prior to joining Advanced ID, Mr. Bennett was General Manager of the Canadian Simmental Association from August 1990 to February 2001. From February 1977 to August 1990, Mr. Bennett was with the Canadian Imperial Bank of Commerce where he served in various positions with the Agriculture division and with his final posting as the Alberta Regional Manager of Agriculture.

Todd Noble, B.Comm., B.A., CFA - Director & CFO. Mr. Noble's work experience includes being the CFO from July 2000 to May 2003 for an OTC bulletin board company in the field of software technology. Mr. Noble was also a consultant specializing in finance, treasury, cash management, and hedging from December 1998 to July 2000. From

September 1997 to November 1998, Mr. Noble was the Treasurer of The Forzani Group Ltd., a national retailer listed on the Toronto stock exchange. From August 1994 to August 1997, Mr. Noble was the Treasury Manager of Agrium Inc., an international fertilizer producer listed on the New York stock exchange. From April 1992 to August 1994, Mr. Noble was a Senior Manager with Bank of America.

How We Compensate Executive Officers?

The following table shows salaries paid during the last three years to our executive officers:

-------------------------------------------------------------------------------------------------------------------------+
                                             SUMMARY COMPENSATION TABLE
+----------------------------------------------------------------+--------------------------------------------------------+
|                                                                | Long-Term Compensation                                 |
+----------------------+-----------------------------------------+------------------------------+-------------------------+
|                      | Annual Compensation                     | Awards                       | Payouts                 |
+----------------------+---------+-----------+-------------------+-----------+------------------+-------------------------+
|(a)        |   (b)    | (c)     |   (d)     | (e)               | (f)       |  (g)             |  (h)       (i)          |
+-----------+----------+---------+-----------+-------------------+-----------+------------------+----------+--------------
|Name and   |          |         |           | Other             |Restricted | Securities       |          |              |
|Name and   |          | Annual  |   Annual  | Annual            |Stock      | Underlying       |LTIP      | All Other    |
|Principal  | Fiscal   | Salary  |   Bonus   | Compensation      |Awards     | Options/SARs     |Payouts   | Compensation |
|Position   |  Year    | ($)     |   ($)     | ($)               |($)        | (#)              |($)       | ($)          |
+-----------+----------+---------+-----------+-------------------+-----------+------------------+----------+--------------+
|Barry      |  2004    |$ 75,400 |   $0      | $0                |$5,000     | 250,000          |$0        | $0           |
|Bennett,   |  2003    |$ 75,400 |   $0      | $0                |$0         | 250,000          |$0        | $0           |
|CEO        |  2002    |$ 75,400 |   $0      | $0                |$0         |       0          |$0        | $0           |
+-----------+----------+---------+-----------+-------------------+-----------+------------------+----------+--------------+
|Todd       |  2004    |$ 63,900 |   $0      | $0                |$5,000     | 200,000          |$0        | $0           |
|Noble,     |  2003    |$ 63,900 |   $0      | $0                |$0         | 200,000          |$0        | $0           |
|CFO        |  2002    |$ 39,300 |   $0      | $0                |$0         |       0          |$0        | $0           |
+-----------+----------+---------+-----------+-------------------+-----------+------------------+----------+--------------+

3.  DISCUSSION OF PROPOSALS BY THE BOARD
(a) Proposal 1:    Re-Election of Directors

The Board has nominated five individuals for re-election to the Board at the Annual Meeting. All of the nominees are currently directors of the Company

We know of no reason why any nominee may be unable to serve as Director. If any nominee is unable to serve, your proxy vote for another nominee may be proposed by the Board, or the Board may reduce the number of Directors to be elected, but the number of Directors may not drop to less than three. If any Director resigns, dies or otherwise is unable to serve out his term, the Board may fill the vacancy until the next annual meeting.

                                NOMINEES

Barry Bennett, Director, CEO and President. Age 53. Director since October 2002. *Please see Mr. Bennett's Biography under "The Executive Officers" section of this Proxy.

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Seymour Kazimirski, Director.   Age 58.  Director since October 2002.
In 1995, Mr. Kazimirski established Hawaii Pet Care Alliance and Universal Pet Care, both of which are involved in radio frequency identification for companion animals, and where he continues to serve as President for both entities. From 1995 to 1998, Mr. Kazimirski consulted to AVID Inc., a manufacturer of radio frequency
identification microchips and readers.   In 1993, Mr. Kazimirski
established Global Consulting which houses his consulting operations that specializes in finance, administration and marketing. From 1980 to 1993, Mr. Kazimirski established Florexotica Inc. where he was involved in the import/export of Asian products.

Che Ki Li, Director. Age 58. Director since May 2003. Mr. Li established Guide-Trend Co. Limited in 1980 which specializes in plastic injection technology and manufacturing. Guide-Trend currently has over 500 employees and Mr. Li continues to serve as Chairman of the Board and Managing Director. Mr. Li also serves as Managing Director of Kathrein Technology (Shenzhen), a joint venture partnership established in 1999 between Guide-Trend and Kathrein KG Rosenheim, the world leader in base station antennae manufacturing.

Hubert Meier, Director.  Age 58.   Director since February 2003.  Mr.
Meier is a graduate of electronic engineering at Oskar von Miller Polytech in Munich. Mr. Meier has been operating his own consultancy firm specializing in radio frequency identification technology since May 2002. Prior to this Mr. Meier was with Hana Technologies Hong Kong from 1997 to 2002 where he served as CEO, Managing Director and Board member. From 1993 to 1997, Mr. Meier served as the Vice President Sales, Managing Director and Board member of Temic Hong Kong. From 1978 to 1993, Mr. Meier was with Eurosil where he served as Sales Director, Managing Director and Board member.

Todd Noble, Director, CFO and Secretary.  Age 41, Director since
October 2002. *Please see Mr. Noble's Biography under "The Executive Officers" section of this Proxy.

The Board of Directors unanimously recommends a vote FOR the Re-
Appointment of the Directors. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to re-appoint the directors.

(b) Proposal 2:    Re-Appointment of Auditors

The Board is requesting shareholders to re-appoint its corporate auditors, Lopez, Blevins, Bork & Associates, LLP.

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The Board of Directors unanimously recommends a vote FOR the Re-
Appointment of the Auditors. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to re-appoint the auditors.

(c) Proposal 3:    Change Domicile to Nevada

When the company concluded its reverse merger transaction in October 2002 with USA Sunrise Beverages, Advanced ID Corporation assumed the previous entity's domicile of South Dakota. The Board is requesting that shareholders grant approval to change the current domicile to the State of Nevada. Our reasons for recommending a change of domicile to Nevada include the following benefits to Advanced ID Corporation and its shareholders: no corporate taxes, no taxes on corporate shares and nominal annual filing fees.

The Board of Directors unanimously recommends a vote FOR the Change in Domicile to Nevada. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to approve the change in domicile to Nevada.

(d) Proposal 4:    Reverse Stock Split

It is the desire of the Board to list its common shares on the American Stock Exchange (AMEX) or NASDAQ market. We believe that such a listing will provide numerous benefits for Advanced ID Corporation and its shareholders, including increased liquidity, enhanced visibility, an improved ability to attract analyst coverage, institutional investors and other long term stakeholders. One of the requirements to secure a listing on AMEX or NASDAQ is that the company must have a minimum bid price of $3.00 and $4.00 per share, respectively. Consequently, the Board is requesting shareholder approval to approve an amendment to our Certificate of Incorporation to effect a reverse stock split by granting the Board discretionary authority to execute a reverse split of not less than one-for-three shares and not more than one-for-eight shares. The reverse split would only be completed if its execution would result in securing a listing on the AMEX or NASDAQ market.

The Board of Directors unanimously recommends a vote FOR the Reverse Stock Split. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to approve the reverse stock split.

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4.  PERFORMANCE GRAPH OF THE COMMON STOCK (AIDO)

The graph below shows our stock price and volume over a one year period for Advanced ID's common stock. (3)

1 Year                                                         04/01/05
                                                                 $0.850
- -                                 --                            0.750
 - - --  -                          --                            0.650
    -  ---                          --
    -  - --    .                    - -                           0.550
       - ------- -                  - -
       -       ----                 - --      --                  0.450
       -          ----              -   --    --                  0.400
       -               ---         -     --   - --  -- -- -- --   0.350
                       -- --       -      -----  --- -- -- --  -- 0.300
                       -   --      -
                            ---  - -                              0.250
                              --- --
                               -- -                               0.200
                               -                                  0.150
Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  2005  Feb  Mar  Apr

Volume
                                                                 1.07M
         -                                                        0.89
         -                          -                             0.71
   -  -  -           -         -    --       -                    0.53
- -- - -- -          -         -- ---- ---   --     -             0.36
 ----  -- ------------------------------- ----------------------- 0.18
Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  2005  Feb  Mar  Apr

(3) Chart Disclaimer: The chart data provided above is for informational purposes only, and is not intended for trading
purposes.   Neither Advanced ID nor its data or content providers
guarantee the sequence, accuracy, or completeness of any stock price information or other data displayed, nor shall any such party be liable in any way to the reader or to any other person, firm or corporation whatsoever for any delays, inaccuracies, errors in, or omission of any such information or data or the transmission thereof, or for any actions taken in reliance thereon or for any damages arising therefrom.

5.  INFORMATION TO SHAREHOLDERS

The Company's audited financials should have been mailed to you along with this Proxy Statement. If you did not receive a copy of the Company's financials, a copy will be sent to you free of charge upon written request. A copy of the Company's financials is also available via the U.S. Securities and Exchange Commission's website at www.sec.gov or via the Company's website at www.advancedidcorp.com.

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ABOUT STOCKHOLDER PROPOSALS:

If you wish to submit proposals to be included in our 2006 Proxy statement, we must receive them on or before December 31, 2005. Please address your proposals to Todd Noble, Advanced ID Corporation at 6143 - 4th Street SE, Suite 14, Calgary, Alberta, Canada, T2H 2H9. Your proposals must contain the specific information required in our By-Laws.

Please note that these requirements relate only to matters you wish to bring before your fellow stockholders at the annual meeting.

If you would like a copy of our By-Laws, we will send you one without charge. Please write to the Secretary of Advanced ID Corporation.